Administrative expenses (Tables)	3 Months Ended
Mar. 31, 2023
Administrative expenses.
Schedule of administrative expenses

	Three months ended
	March 31,	March 31,
	2023	2022
	$’000	$’000

Facilities, short term rental and upkeep	11,155	8,028
Depreciation (note 14)	2,699	2,109
Amortization (note 15)	1,388	2,837
Travel costs	3,144	2,477
Staff costs	37,830	30,131
Key management compensation	4,207	4,355
Share‑based payment expense	3,289	3,574
Professional fees	13,661	8,320
Business combination transaction costs	1,459	8,360
Impairment of withholding tax receivables*	11,255	14,787
Net (gain)/loss on disposal of property, plant and equipment	(734)	167
Operating taxes	80	203
Other	7,888	5,214
	97,321	90,562
*

Withholding tax receivables were impaired following the Group’s assessment of the recoverability of withholding tax assets based on a five-year cash flow projection and an analysis of the utilization of withholding tax balances against future income tax liabilities.